UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 3, 2017

Date of Earliest Event Reported: December 31, 2016

000-55218
(Commission file number)

Trxade Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	46-3673928
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1115 Gunn Hwy.
Suite 202
Odessa, FL 33556
(Address of principal executive offices)

800-261-0281
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 5, 2017, Trxade Group, Inc. (the “Company” or “Trxade”), filed an initial Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Filing”) reporting the sale and disposition (the “Disposition”) of all of its equity interests in its wholly-owned subsidiary, Westminster Pharmaceuticals, LLC, a Delaware limited liability company (“Westminster”).  The Disposition was accomplished pursuant to the terms and conditions of the Purchase and Sale Agreement (“Purchase and Sale Agreement”) included in the Original Filing.

This Current Report on Form 8-K/A is being filed to amend the Original Filing to include the pro forma financial information required by Item 9.01 of Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

Shares of common stock were issued in January totaling 250,000 shares.  These were sold at $1.00 per share.  In connection with this common stock offering, warrants to purchase 87,500 shares of common stock were issued at a strike price of $0.01 and an expiration date of five years.

The issuances of the common stock and warrants described above were exempt from registration pursuant to Section 4(2), Rule 506 of Regulation D and/or Regulation S of the Securities Act since the foregoing issuances and grants did not involve a public offering, the recipients took the securities for investment and not resale, we took take appropriate measures to restrict transfer, and the recipients were (a) “accredited investors”; (b) had access to similar documentation and information as would be required in a Registration Statement under the Act; (c) were non-U.S. persons; and/or (d) were officers or directors of the Company.

Item 9.01. Financial Statements and Exhibits.

Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are filed with this Form 8-K/A as Exhibit 99.1 and are incorporated herein by reference:

•

Pro forma condensed consolidated balance sheet of Trxade and Westminster as of December 31, 2015, as if the Disposition occurred December 31, 2014;

•

Pro forma condensed consolidated statements of operations of Trxade and Westminster for the year ended December 31, 2015, as if the Disposition occurred December 31, 2014;

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Pro forma condensed consolidated statements of cash flows of Trxade and Westminster for the year ended December 31, 2015, as if the Disposition occurred December 31, 2014; and

•

Notes to condensed pro forma consolidated statements of operations and cash flow and balance sheet.

The unaudited pro forma consolidated financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Company completed the disposition as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the consolidated company.

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

Exhibit No.

Exhibit Description

99.1

Unaudited Consolidated Pro-Forma Financial Statements

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), the unaudited proforma condensed consolidated financial statements showing the effects of the transaction as required to be filed pursuant to Rule 8-05 of Regulation S-X for smaller reporting companies.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trxade Group, Inc.

By: /s/ Suren Ajjarapu

Suren Ajjarapu, Chief Executive Officer

Date: March 3, 2017

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